Exhibit 99.2

     The following unaudited pro forma financial information reflects New Century's results of operations as if the three acquisitions of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

     The amounts in the New Century Energy Corp. column below are derived from the consolidated balance sheet and statement of operations for the nine months ended September 30, 2005, which include the assets and liabilities of the first and second acquisitions of the L-H Gas Unit acquired June 30, 2005 and September 19, 2005, respectively. However, the third acquisition of the L-H Gas Unit was acquired on January 3, 2006 and therefore the assets and liabilities are not included in the New Century Energy Corp. column below.

     The New Century Energy Corp. column also includes the results of operations of the first acquisition of the L-H Gas Unit for the three months ended September 30, 2005, and the results of operations of the second acquisition of the L-H Gas Unit for eleven days ended September 30, 2005. However, the third acquisition of the L-H Gas Unit was acquired on January 3, 2006 and therefore the revenues and expenses are not included in the New Century Energy Corp. column below.

     The L-H Gas Unit columns below are derived from the historical unaudited "carved out" financial statements of the L-H Gas Unit, which include the balance sheet for the first acquisition as of June 30, 2005, the second acquisition as of September 19, 2005 and the third acquisition as of November 1, 2005, which is the date the third acquisition became probable. The L-H Gas Unit columns also include the results of operations of the first acquisition for the period from January 1, 2005 through June 30, 2005, the second acquisition for the period from January 1, 2005 through September 18, 2005, and the third acquisition for the period from January 1, 2005 through November 1, 2005.

     The historical financial information and the unaudited pro forma combined financial information set forth below should be read in conjunction with the company's consolidated financial statements filed on Form 10KSB/A for the year ended December 31, 2004, and Form 10QSB for the nine months ended September 30, 2005.

     Unaudited pro forma combined consolidated balance sheet as of September 30, 2005.

                      New Century      L-H Gas Unit    L-H Gas Unit     L-H Gas Unit     Pro forma     Pro forma
                      Energy Corp.   1st Acquisition  2nd Acquisition  3rd Acquisition   Adjustment     Combined
                    ---------------------------------------------------------------------------------------------
Assets
Current assets
Cash                    $ 2,547,196     $         -      $               $        -    $(2,547,196)  $         -
Accounts receivable       2,230,673         472,979         664,679         292,029     (1,137,658)    2,522,702
Inventory                    58,358               -                               -              -        58,358
Other assets                387,523         118,610          48,630          89,722       (167,240)      477,245
                          ---------       ---------      ----------       ---------      ---------     ---------
Total current assets      5,223,750         591,589         713,309         381,751     (3,852,094)    3,058,305
                          ---------       ---------      ----------       ---------      ---------     ---------
Oil and gas properties   23,901,913       2,032,329       3,048,569         802,089     (4,090,835)   25,694,065
Less: Accumulated
depreciation and
depletion                (1,324,575)       (527,496)       (744,278)       (208,808)    (1,040,188)   (3,845,345)
                          ---------       ---------      ----------       ---------      ---------     ---------
Total oil and gas
properties               22,577,338       1,504,833       2,304,291         593,281     (5,131,023)   21,848,720
                          ---------       ---------       ---------       ---------      ---------     ---------
Other assets                750,295               -               -               -       ( 98,598)      651,697
                          ---------       ---------       ---------       ---------      ---------     ---------
Total assets            $28,551,383     $ 2,096,422      $3,017,600      $  975,032   $ (9,081,715)  $25,558,722
                         ==========       =========       =========       =========      =========    ==========

Liabilities, Owners' Net Investment and Stockholders' Equity (Deficit)

Current liabilities
Accounts payable        $   581,305     $    35,506      $  224,360      $   70,467   $  1,089,084   $ 2,000,722
Accrued liabilities         987,964               -               -               -              -       987,964
Income tax payable                -               -               -               -        863,731       863,731
Convertible note         12,560,565               -               -               -      3,205,648    15,766,213
Derivative liabilities    6,885,660               -               -               -              -     6,885,660
                         ----------       ---------       ---------       ---------      ---------    ----------
Total current
  liabilities            21,015,494          35,506         224,360          70,467      5,158,463    26,504,290
                         ----------       ---------       ---------       ---------      ---------    ----------
Deferred income tax               -               -               -               -      1,211,859     1,211,859
Asset retirement
obligation                  351,317          13,137           6,686           4,628        (19,823)      355,945
                         ----------       ---------       ---------       ---------       ---------   ----------
Total liabilities        21,366,811          48,643         231,046          75,095      6,350,499    28,072,094
                         ----------       ---------       ---------       ---------      ---------    ----------
Owner's net investment            -       2,047,779       2,786,554         899,937     (5,734,270)            -
                         ----------       ---------       ---------       ---------      ---------    ----------
Stockholders' equity
  (deficit)               7,184,572               -               -               -     (9,697,944)   (2,513,372)
                         ----------       ---------       ---------       ---------      ---------    ----------
Total liabilities,
owners' net investment
and stockholders'
equity (deficit)        $28,551,383     $ 2,096,422      $3,017,600      $  975,032   $ (9,081,715)  $25,558,722
                         ==========       =========       =========       =========      =========    ==========

     Unaudited pro forma combined consolidated statement of income (loss) for nine months ended September 30, 2005.

                       New Century     L-H Gas Unit    L-H Gas Unit      L-H Gas Unit    Pro forma    Pro forma
                       Energy Corp.   1st Acquisition  2nd Acquisition  3rd Acquisition  Adjustment    Combined
                      ------------------------------------------------------------------------------------------
Revenues                $ 2,656,981      $1,829,673      $2,806,700     $   902,247     $        -   $ 8,195,601
Operating expenses       (3,002,554)       (511,484)       (867,460)       (264,991)    (1,040,188)   (5,686,677)
                          ---------       ---------       ---------       ---------      ---------     ---------
Income from operations     (345,573)      1,318,189       1,939,240         637,256     (1,040,188)    2,508,924
Other income(expense)     1,788,675               0               0               0     (5,310,392)   (3,521,717)
                          ---------       ---------       ---------       ---------      ---------     ---------
Net income (loss)
  before income tax       1,443,102       1,318,189       1,939,240         637,256     (6,350,580)   (1,012,793)
Income tax expense                -               -               -               -     (1,324,193)   (1,324,193)
                          ---------       ---------       ---------       ---------      ---------     ---------
Net Income (loss)       $ 1,443,102      $1,318,189      $1,939,240     $   637,256    $(7,674,773)  $(2,336,986)
                          =========       =========       =========       =========      =========     =========
Earnings (loss) per share:
Basic                   $       .03      $      .03      $      .04             .01      $    (.15)   $     (.05)
                                ===             ===             ===             ===            ===           ===
Fully diluted           $       .02      $      .02      $      .03             .01      $    (.15)   $     (.05)
                                ===             ===             ===             ===            ===           ===

     The assumptions used for the Pro forma adjustments to the unaudited condensed consolidated balance sheet for the period ended September 30, 2005 are below.


The pro forma adjustment to Cash:
Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x 3/4  year)                                                    $    (900,000)
Interest expense for the Secured Term Note financing
   ($9,500,000 x 20% x 3/4 year)                                                        (1,425,000)
Third Acquisition                                                                       (1,890,000)
Interest expense paid to Laurus by New Century
    on Convertible Note financing                                                          318,854
                                                                                         ---------
Subtotal                                                                             $  (3,896,146)
Reclass negative cash balance to accounts payable                                        1,348,950
                                                                                         ---------
Pro forma adjustment to Cash                                                         $  (2,547,196)
                                                                                         =========

     The pro forma adjustment for 2005 to accumulated depreciation and depletion relates to the following:


                                       New Century   L-H Gas Unit      L-H Gas Unit     L-H Gas Unit    Pro forma
                                       Energy Corp. 1st Acquisition   2nd Acquisition  3rd Acquisition  Adjustment
                                       ---------------------------------------------------------------------------
Removal of L-H Gas Unit's accumulated
  depletion                            $   369,240    $   527,496     $    744,278      $  208,808   $ 1,849,822
Additional depletion for new cost
  basis                                          -     (1,469,873)      (1,017,267)     $ (402,870)   (2,890,010)
                                       -----------      ---------        ---------       ---------     ---------
Pro forma adjustment for 2005 to
  accumulated depreciation and
  depletion                            $   369,240    $(  942,377)     $  (272,989)     $ (194,062)  $(1,040,188)
                                       ===========      =========        =========       =========     =========

     A pro forma adjustment to decrease "Other assets" by $98,598 relates to the amortization of deferred loan costs for the nine months ending September 30, 2005.

     The pro forma adjustment of $3,205,648 to the convertible note relates to $3,097,394 for the amortization of the derivative liabilities acquired due to the freestanding and embedded derivatives issued along with the $15,000,000 convertible note, as well as the amortization of the deferred loan costs for $108,254.

     The cumulative pro forma adjustment of ($9,697,944) to Stockholders' equity relates to the following adjustments:

Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x   year)                                    $    (900,000)
Interest expense for the Secured Term Note financing
   ($9,500,000 x 20% x  year)                                        (1,425,000)
Interest expense paid to Laurus by New Century
    on Convertible Note financing                                       318,854
Interest expense relating to the amortization of
  the deferred loan costs                                              (206,852)
Amortization of discount on derivative liabilities                   (3,097,394)
Cumulative step up of depletion for 2004 and 2005                    (2,311,962)
Cumulative effect of income tax relating to the three
  acquisitions for 2004 and 2005                                     (2,075,590)
                                                                     ----------
Total pro forma adjustment to Stockholders' equity (deficit)      $  (9,697,944)
                                                                     ==========

     The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the nine months ended September 30, 2005 are below.

Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x   year)                                     $   (900,000)
Interest expense for the Secured Term Note financing
   ($9,500,000 x 20% x  year)                                        (1,425,000)
Interest expense paid to Laurus by New Century
    on Convertible Note financing                                       318,854
Additional depletion due to the stepped up basis
   for the acquisition of the L-H Gas Unit                           (1,040,188)
Interest expense relating to the amortization of
   the discount from derivative liabilities for the
   Convertible Note                                                  (3,097,394)
Interest expense relating to the amortization of
  the deferred loan costs                                              (206,852)
Income tax expense                                                   (1,324,193)
                                                                      ---------
Pro forma adjustment for the unaudited condensed
consolidated statement of income (loss)
for nine months ended September 30, 2005.                          $ (7,674,773)
                                                                      =========

     Income tax expense was included as a pro forma adjustment of $1,324,193 and was determined as hypothetical for each of the three acquisition. New Century Energy Corp. has a carryforward net operating loss from 2004 of approximately $3.4 million.

     The following unaudited pro forma financial information reflects New Century's results of operations as if the three acquisitions of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") had occurred on January 1, 2004. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

     Unaudited pro forma combined consolidated balance sheet as of December 31, 2004.


                        New Century    L-H Gas Unit     L-H Gas Unit      L-H Gas Unit    Pro forma     Pro forma
                        Energy Corp.  1st Acquisition  2nd Acquisition  3rd Acquisition  Adjustment     Combined
                      ---------------------------------------------------------------------------------------------
Assets
Current assets
Cash                    $   452,781     $         -      $  573,747      $        -     $(1,026,528)    $        -
Accounts receivable          93,340         748,505               -         138,491                        980,336
Inventory                    65,703               -               -               -               -         65,703
Other assets                 64,384         113,565         118,757          98,168                        394,874
                          ---------       ---------      ----------      ----------       ---------     ----------
Total current assets        676,208         862,070         692,504         236,659      (1,026,528)     1,440,913
                          ---------       ---------      ----------      ----------       ---------     ----------
Oil and gas properties    2,797,769       1,397,601       1,728,234         408,235      17,987,180     24,319,019
Less: Accumulated
depreciation and
depletion                  (760,841)       (235,328)       (240,997)        (52,632)       (885,124)    (2,174,922)
                          ---------       ---------      ----------      ----------       ---------     ----------
Total oil and gas
properties                2,036,928       1,162,273       1,487,237         355,602      17,102,056     22,144,097
Other assets                  2,869               -               -               -         387,393        390,262
                          ---------       ---------       ---------      ----------       ---------     ----------
Total assets            $ 2,716,005     $ 2,024,343      $2,179,741     $   592,262     $16,462,921    $23,975,272
                         ==========       =========       =========      ==========      ==========     ==========

Liabilities, Owners' Net Investment and Stockholders' Equity (deficit)

Current liabilities
Accounts payable       $    253,115     $   110,519      $  129,236     $    55,694     $ 1,018,628     $1,567,192
Accrued liabilities         779,848               -               -               -               -        779,848
Income tax payable                -               -               -               -         551,277        551,277
Notes payable               776,158               -               -               -               -        776,158
Convertible note                  -               -               -               -      11,750,000     11,750,000
Derivative liabilities            -               -               -               -      11,722,845     11,722,845
                         ----------       ---------       ---------      ----------       ---------     ----------
Total current
  liabilities             1,809,121         110,519         129,236          55,694      25,042,750     27,147,320
                         ----------       ---------       ---------      ----------       ---------     ----------
Long Term Liabilities
Notes payable,
less current portion of
  note and less discount
  for derivative of
  $8,191,000                      -               -               -               -       4,559,000      4,559,000
Deferred income tax               -               -               -               -         751,397        751,397
Asset retirement
Obligation                  293,816           9,750           3,975           2,752               -        310,293
                         ----------       ---------       ---------      ----------       ---------     ----------
Total liabilities         2,102,937         120,269         133,211          58,446      30,353,147     32,768,010
                         ----------       ---------       ---------      ----------      ----------     ----------
Owner's net investment            -       1,904,074       2,046,530         533,816      (4,484,420)             -
                         ----------       ---------       ---------      ----------       ---------     ----------
Stockholders' equity
   (deficit)                613,068               -               -               -      (9,405,806)    (8,792,738)
                         ----------       ---------       ---------      ----------       ---------     ----------
Total liabilities,
owners' net investment
and stockholders'
equity (deficit)        $ 2,716,005     $ 2,024,343      $2,179,741     $   592,262     $16,462,921    $23,975,272
                         ==========       =========       =========      ==========      ==========     ==========

     Unaudited pro forma combined consolidated statement of income (loss) for year ended December 31, 2004.


                        New Century     L-H Gas Unit     L-H Gas Unit     L-H Gas Unit    Pro forma     Pro forma
                        Energy Corp.   1st Acquisition  2nd Acquisition  3rd Acquisition  Adjustment     Combined
                      ---------------------------------------------------------------------------------------------
Revenues                $ 2,105,581       $2,207,328      $2,155,851      $ 520,378    $          -   $  6,989,138
Operating expenses       (5,128,053)        (463,705)       (478,508)      (109,949)       (885,124)    (7,065,339)
                          ---------       ----------      ----------       --------      ----------     ----------
Income (loss) from
  operations             (3,022,472)       1,743,623       1,677,343        410,429        (885,124)       (76,201)
Other income (expense)     (969,078)               -               -              -      (8,376,185)    (9,345,263)
                          ---------       ----------      ----------       --------      ----------     ----------
Net income (loss)
  before income tax      (3,991,550)       1,743,623       1,677,343        410,429      (9,261,309)    (9,421,464)
Income tax expense                -                -               -              -      (1,302,674)    (1,302,674)
                          ---------       ----------      ----------       --------      ----------     ----------
Net Income (loss        $(3,991,550)      $1,743,623      $1,677,343      $ 410,429    $(10,563,983)  $(10,724,138)
                          =========       ==========      ==========       ========      ==========     ==========
Earnings (loss) per share:
Basic                   $      (.11)     $      .05      $      .04             .01       $    (.28)  $       (.28)
                                ===             ===             ===             ===             ===            ===
Fully diluted           $      (.11)     $      .05      $      .04             .01       $    (.28)  $       (.28)
                                ===             ===             ===             ===             ===            ===

     The assumptions used for the pro forma adjustments to the unaudited condensed consolidated balance sheet as of December 31, 2004 are below.

The pro forma adjustment to Cash includes the following:

Convertible Note                                                  $  15,000,000
Secured Term Note                                                     9,500,000
First acquisition of L-H Gas Unit                                   (11,000,000)
Cash paid for loan closing costs for First acquisition of L-H
 Gas Unit                                                            (1,204,596)
Second acquisition of L-H Gas Unit                                   (8,750,000)
Cash paid for loan closing costs for Second acquisition of L-H
 Gas Unit                                                              (600,560)
Third Acquisition                                                    (1,890,000)
Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x 1 year)                                       (1,200,000)
Interest expense for the Secured Term Note financing
   ($9,500,000 x 20% x 1 year)                                       (1,900,000)
                                                                      ---------
Subtotal                                                          $  (2,045,156)
Reclass negative cash balance to accounts payable                     1,018,628
                                                                      ---------
Pro forma adjustment to Cash                                      $  (1,026,528)
                                                                      =========

     A pro forma adjustment to "Oil and gas properties" of $17,987,180 is needed to increase the basis of the L-H Gas Unit to the net assets acquired of $22,144,097. This includes the following:


                                                                      Pro forma
                                                                     Adjustment
                                                                    -----------
Cash paid to acquire first acquisition of L-H Gas Unit            $  11,000,000
Cash paid to acquire second acquisition of L-H Gas Unit               8,750,000
Cash paid to acquired third acquisition of L-H Gas Unit               1,890,000
Stock issued in connection with first
  acquisition of L-H Gas Unit                                           831,600
                                                                     ----------
Amount paid for the three acquisitions                               22,471,600
Less net assets acquired                                             (4,484,420)
                                                                     ----------
Net increase in oil and gas properties                            $  17,987,180
                                                                     ==========

     The pro forma adjustment to Accumulated depreciation and depletion relates to the following:


                                             L-H Gas Unit      L-H Gas Unit       L-H Gas Unit         Pro forma
                                            1st Acquisition    2nd Acquisition    3rd Acquisition     Adjustment
                                       --------------------------------------------------------------------------
Depletion for the three acquisitions
  at new cost basis                           $  (721,956)     $  (585,391)       $ (106,734)        $ 1,414,081
Removal of depletion for historical
acquisitions                                      235,328          240,997            52,632            (528,957)
                                                ---------        ---------          --------           ---------
Pro forma adjustment to Accumulated
  depreciation and depletion                  $(  486,628)     $  (344,394)       $  (54,102)         $ (885,124)
                                                =========        =========          ========            =========


     A pro forma adjustment to "Other assets" of $387,393 relates to deferred loan costs for the Convertible Note and Secured Term Note.

                                                                                         Pro forma
                                                                                         Adjustment
                                                                                         ----------
Deferred Loan Costs on Convertible Note for first acquisition of L-H Gas Unit              629,596
Deferred Loan Costs for Secured Term Note the second acquisition of L-H Gas Unit           205,560
Amortization of Deferred Loan Cost for first acquisition of L-H Gas Unit                  (242,203)
Amortization of Deferred Loan Cost for second acquisition of L-H Gas Unit                 (205,560)
                                                                                         ---------
Proforma adjustment to "Other assets"                                                   $  387,393
                                                                                         =========

     The pro forma adjustments for the notes payable issued by New Century in order to pay for the assets acquired.

                                                                                         Pro forma
                                                                                         Adjustment
                                                                                        -----------
Adjustment for Convertible Note, current portion                                       $ 2,250,000
Adjustment for Secured Term Note                                                         9,500,000
                                                                                        ----------
Pro forma adjustment for the current portion of notes payable                          $11,750,000
                                                                                        ==========

Adjustment for Convertible Note, less current portion                                  $12,750,000

Adjustment for discount for Laurus closing costs                                          (970,000)
Adjustment for amortization of the discount on Laurus closing costs                        616,261
Adjustment for discounts on derivative liabilities                                     (12,049,422)
Adjustment for amortization of discounts on derivative liabilities                       4,212,161
                                                                                         ---------
Less Discount on Convertible Note                                                      ( 8,191,000)
Pro forma adjustments to notes payable, less the
  current portion for the L-H Gas Unit Financing                                       $ 4,559,000
                                                                                        ==========

     The pro forma adjustment $11,722,845 relates to the derivative liabilities acquired due to the freestanding and embedded derivatives issued along with the $15,000,000 convertible note.

     The pro forma adjustment to Stockholders' equity is comprised of the following:


                                             L-H Gas Unit       L-H Gas Unit       L-H Gas Unit        Pro forma
                                            1st Acquisition    2nd Acquisition    3rd Acquisition     Adjustment
                                       --------------------------------------------------------------------------
Adjustment to eliminate L-H Gas Unit's
Owners' net investment                        $(1,904,074)     $ (2,046,530)       $ (533,816)      $ (4,484,420)
                                                =========         =========          ========          =========

Adjustment for common stock issued in
  connection with  first acquisition              831,600                -                               831,600
Additional depletion                             (486,628)         (344,394)          (54,102)          (885,124)
Amortization of discount on
  derivative liabilities                       (4,212,161)                -                           (4,212,161)
Interest expense                               (1,200,000)       (1,900,000)                          (3,100,000)
Interest expense relating to the amortization of
  the deferred loan costs                        (463,464)         (600,560)                          (1,064,024)
Beneficial conversion feature of the
  the ECS Warrant                                 326,577                 -                 -            326,577
Income tax expense                               (592,832)         (570,297)         (139,545)        (1,302,674)
                                               ----------         ---------           -------          ---------
Pro forma adjustment to Stockholders' equity  $(5,796,908)     $ (3,415,251)       $ (193,647)      $ (9,405,806)
                                               ==========         =========          ========          =========

     The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the year ended December 31, 2004 are below.

Interest expense for the Convertible Note financing
   ($15,000,000 x 8% x 1 year)                                    $  (1,200,000)
Interest expense for the Secured Term Note financing
   ($9,500,000 x 20% x 1 year)                                       (1,900,000)
Additional depletion due to the stepped up basis
   for the acquisition of the L-H Gas Unit                             (885,124)
Interest expense relating to the amortization of
   the discount from derivative liabilities for the
   Convertible Note                                                  (4,212,161)
Interest expense relating to the amortization of
  the deferred loan costs                                            (1,064,024)
Income tax expense                                                   (1,302,674)
                                                                    -----------
Pro forma adjustment for the unaudited condensed
consolidated statement of income (loss)
for the year ended December 31, 2004                               $(10,563,983)
                                                                    ===========

     Income tax expense was included as a pro forma adjustment of $1,302,674 and was determined as hypothetical for each of the three acquisitions. New Century Energy Corp. had net operating loss from 2004 of approximately $3.4 million; therefore no income tax was included for New Century Energy Corp.